UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2018
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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
1233 O.G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip code)
(706) 645-1391
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Shareholders of Charter Financial Corporation (the “Company”) was held on February 14, 2018.

(b)
There were 15,132,320 shares of common stock of the Company eligible to be voted at the Annual Meeting and 14,658,105 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.The election of directors.

	For	Withheld	Broker non-votes
Jane W. Darden	10,404,034	851,437	3,402,634
Thomas M. Lane	10,396,856	858,615	3,402,634

2.An advisory non-binding vote with respect to executive compensation matters.

For	Against	Abstain	Broker non-votes
10,678,813	564,372	12,286	3,402,634

3.The ratification of the appointment of Dixon Hughes Goodman LLP as independent registered public accounting firm of Charter Financial Corporation for the fiscal year ending September 30, 2018.

For	Against	Abstain	Broker non-votes
14,632,646	13,222	12,237	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	February 16, 2018	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer